             TENTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT
             --------------------------------------------------

      THIS TENTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT
("Tenth Amendment") is made and entered into effective as of the 13th day of September, 1996, by and among BENTLEY INTERNATIONAL, INC. (formerly Megacards, Inc.), a Missouri corporation with its principal place of business at 1353 N. Warson Road, St. Louis, Missouri 63132 ("Borrower"), MARK TWAIN BANK, a Missouri state chartered banking corporation, with an office at 12140 Woodcrest Executive Drive, St. Louis, Missouri 63141 ("Bank").

                           W.I.T.N.E.S.S.E.T.H.:

      WHEREAS, Borrower and Bank have heretofore entered into that certain Revolving Credit Loan Agreement dated as of August 24, 1990, a First Amendment to Revolving Credit Loan Agreement dated as of March 12, 1991 ("First Amendment"), a Second Amendment to Revolving Credit Loan Agreement dated as of July 30, 1991 ("Second Amendment"), a Third Amendment to Revolving Credit Loan Agreement dated as of December 31, 1991 ("Third Amendment"), a Fourth Amendment to Revolving Credit Loan Agreement dated as of March 31, 1992 ("Fourth Amendment"), a Fifth Amendment to Revolving Credit Loan Agreement dated as of June 15, 1993 ("Fifth Amendment"), a Sixth Amendment to Revolving Credit Loan Agreement dated as of January 1, 1995 ("Sixth Amendment"), a Seventh Amendment to Revolving Credit Loan Agreement dated as of July 17, 1995 ("Seventh Amendment"), an Eighth Amendment to Revolving Credit Loan Agreement dated as of June 28, 1996 ("Eighth Amendment"), and a Ninth Amendment to Revolving Credit Loan Agreement dated as of August 1, 1996 ("Ninth Amendment") pursuant to which Bank agreed to make loans for the account of Borrower (hereinafter collectively referred to as the "Loan Agreement");

      WHEREAS, Borrower desires to contribute certain of Bank's collateral to Legends, LP, a New York Limited Partnership (the "Partnership") in exchange for an interest in the Partnership and other good and valuable consideration, all as more fully described in that certain Agreement To Form Joint Venture, dated September 13, 1996, by and among Borrower, Quality Baseball Cards, Inc., a New York corporation ("Quality") and Excell Recycling, Inc., a New York corporation ("Excell") (the "Joint Venture Agreement");

      WHEREAS, all indebtedness of Borrower to Bank is currently due and payable and Borrower desires for Bank to consent to the contribution and substitution of its collateral, and to extend the maturity date of the Revolving Credit Note (as defined in the Loan Agreement); and

      WHEREAS, the parties hereto have agreed to enter into this Tenth Amendment in order to effect certain amendments to the Loan Agreement and to set forth certain conditions precedent to Borrower entering into the Joint Venture Agreement and complying with the provisions contained therein.

      NOW, THEREFORE, for and in consideration of the foregoing premises and mutual covenants contained herein and as a material inducement to Bank to enter into this Tenth Amendment, Borrower and Bank, intending to be legally bound, hereby agree as follows:

      1. The recitals to this Tenth Amendment are material provisions hereof, and are incorporated herein as if fully set forth herein. Unless otherwise provided herein, all capitalized terms used herein shall have the respective meanings assigned to them in the Loan Agreement. The term "Loan Documents" as originally defined in the Loan Agreement, shall also include the Tenth Amendment Loan Documents, as well as any other note, document or instrument executed by Borrower pursuant to any of the other amendments to the Loan Agreement, and any and all references herein or in the Loan Agreement to the Loan Documents or any of them shall be deemed to include any such renewals, replacements, amendments, extensions, consolidations or modifications thereof.

      2. The obligation of Bank to enter into this Tenth Amendment is subject to the satisfaction or fulfillment by Borrower of each of the following conditions precedent prior to Bank's execution hereof:

          (a) The Bank shall have received the following documents, duly executed, acknowledged, attested and delivered by all parties thereto, and otherwise satisfactory in form and content to the Bank and its counsel, consisting of:

           (i)       Tenth Amendment. This Tenth Amendment.
                     ---------------

           (ii)     Limited Guaranty. A Limited Guaranty duly executed
                    ----------------
by Janco and Windsor, in the form of Exhibit A attached hereto and
                                     ---------
incorporated herein by this reference (the "Limited Guaranty").

           (iii)   Guaranty. A Guaranty, duly executed by Dr. Fuad
                   --------
Khuri, M.D., in the form of Exhibit B attached hereto and incorporated
                            ---------
herein by this reference (the "Khuri Guaranty").

           (iv)     Intentionally left blank.

           (v)       Assignment of Partnership Interest.  The Assignment
                     -----------------------------------
of Partnership Interest, duly executed by Borrower, in the form of Exhibit D
                                                                   ---------
attached hereto and incorporated herein by this reference (the "Assignment of Partnership Interest") and the UCC-1 Financing Statements, duly executed by Borrower in favor of the Bank, in such form as is acceptable to the Bank, in its sole and absolute discretion.

           (vi)     Assignment of Promissory Note. Security Agreement
                    -------------------------------------------------
and Guaranty. The Assignment of Promissory Note, Security Agreement and
-------------
Guaranty, duly executed by Borrower, in

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

the form of Exhibit D attached hereto and incorporated herein by this
            ---------
reference (the "Assignment of Note") and UCC-3 Financing Statements acknowledging the assignment to the Bank, in such form as deemed appropriate by the Bank, in its sole and absolute discretion.

           (vii)   Original Note. Security Agreement and Guaranty. The
                   -----------------------------------------------
Promissory Note, in the original principal amount of $432,000.00 dated as
                                                     -----------
of September 13, 1996, duly executed by the Partnership in favor of Borrower (the "Original Note") and duly endorsed "Pay to the order of Mark Twain Bank, a Missouri state chartered banking corporation and its successors and assigns" at the bottom of the Original Note by Borrower, together with original Security Agreement, duly executed by the Partnership in favor of Borrower and the Guaranty, duly executed by Fuad Khuri, M.D., in favor of Borrower.

           (viii)  Acknowledgments. An Acknowledgment from the
                   ----------------
Partnership, duly executed by the general partners of the Partnership, in the form of Exhibit E attached hereto and incorporated herein by this reference
        ---------
(the "Acknowledgment") acknowledging and consenting to the Assignment of Partnership Interest and the Assignment of Note and the other provisions contained in the Acknowledgment.

           (ix)     Intercreditor Agreement.  An Intercreditor
                    ------------------------
Agreement, duly executed by Bentley and Khuri, Ronald A. Ruotolo and Carolyn Ruotolo (the "Intercreditor Agreement").

           (x)       Borrower, Windsor and Janco Approvals.  A copy of the
                     --------------------------------------
resolutions of the board of directors of Borrower approving the execution and delivery of, and Borrowers' performance of, its Obligations under this Tenth Amendment, together with all other documents or instruments to be executed by Borrower in connection with or to carry out the purposes thereof (collectively the "Tenth Amendment Loan Documents"), and a copy of the joint resolutions of the shareholders and directors of Windsor and Janco approving the execution and delivery of, and their performance of, their respective joint and several obligations under the Limited Guaranty.

           (xi)     Certificate of Borrower's, Janco's and Windsor's
                    ------------------------------------------------
Secretary.  A certificate executed by the duly elected Secretary of each of
----------
Borrower, Janco and Windsor, each of which dated the date hereof and certifying (i) that the copies of their respective certificate and articles of incorporation and bylaws attached thereto are true, accurate and complete and contain all amendments thereto as of the date of this Tenth Amendment,
(ii) that the resolutions of each of their respective board of directors and shareholders have been duly adopted and are in full force and effect as of the date of this Tenth Amendment, and (iii) the names, titles and true signatures of such of Borrower's, Janco's and Windsor's respective officers who are

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

authorized to sign this Tenth Amendment and the Tenth Amendment Loan
Documents.

           (xii)   Partnership, Quality and Excell Approvals. A
                   ------------------------------------------
resolution duly adopted by the Partnership, and by the board of directors of each of its general partners, namely, Quality and Excell, approving the execution and delivery of, and each parties' respective performance of, its obligations, documents and/or instruments to be executed in connection with or to carry out the purposes set forth in this Tenth Amendment.

           (xiii)  Certificate of Partnership, Quality and Excell's
                   ------------------------------------------------
Secretary. A certificate executed by the duly elected secretary or general
----------
partner, as applicable, of each of the Partnership, Quality and Excell, each of which dated the date hereof and certifying (i) that the copies of the Partnership's Certificate of Limited Partnership and the Limited Partnership Agreement attached thereto are true, accurate and complete and contain all amendments thereto as of the date of this Tenth Amendment, (ii) with respect to Quality and Excell, that the copies of Quality and Excell's Certificate and Articles of Incorporation and Bylaw attached thereto are true, accurate and complete and contain all amendments thereto as of the date of this Tenth Amendment, (iii) that the resolutions of each of the respective Board of Directors, general partners, shareholders and partners, as applicable, of the Partnership, Quality and Excell have been duly adopted and are in full force and effect as of the date of this Tenth Amendment, and (iv) the names, titles and true signatures of such of the Partnership, Quality and Excell's respective officers who are authorized to sign this Tenth Amendment and the Tenth Amendment Loan Documents.

           (xiv)   Opinions.  An opinion of Thompson Coburn, counsel for
                   --------
Borrower, Windsor and Janco and an opinion of Woods, Oviatt, Gilman, Sturman & Clarke, L.L.P., counsel to the Partnership, Quality, Excell and Dr. Fuad Khuri, covering the matters more particularly described in Exhibits F and G,
                                                           ----------     -
respectively, attached hereto and incorporated herein by this reference.

           (xv)     Certificates of Good Standing.  A certificate of good
                    -----------------------------
standing for Borrower, Janco, Windsor, Quality, Excell and the Partnership, issued by the Secretary of State of their respective state of incorporation or formation;

          (b) Payment at closing of the fees and expenses of Bank in connection with the transactions contemplated hereby including the fees and expenses of counsel to Bank relating to the preparation, negotiation and documentation of this Tenth Amendment, together with the other Tenth Amendment Loan Documents.

          (c) Such other approvals, opinions, or documents as the Bank may reasonably request.

      3. As a material inducement to Bank to enter into this Tenth Amendment, Borrower hereby represents, warrants and covenants to Bank, which said representations, warranties and covenants shall survive the execution and delivery of this Tenth Amendment, that as of the effective date of this Tenth Amendment:

          (a) As of the date hereof, the execution and delivery of, and the performance by Borrower of its obligations under, the Tenth Amendment Loan Documents are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action taken as of the date on which this Tenth Amendment has been executed and delivered to Bank, and do not contravene (i) the Borrower's articles of incorporation or by-laws, or (ii) any law or contractual restriction binding on or affecting the Borrower or its properties and do not result in or require the creation of any lien, encumbrance or other charge upon or with respect to any of its assets or properties other than in favor of Bank and in favor of the Partnership pursuant to the provisions of the Joint Venture Agreement.

          (b) No authorization or approval or other action by, and no notice to or filing with, any person or any governmental authority or other regulatory body is required for the due execution, delivery and performance by the Borrower of the Tenth Amendment or any of the other Tenth Amendment Loan Documents, or the exercise by the Bank of its rights thereunder.

          (c) The Tenth Amendment and the other Tenth Amendment Loan Documents, and the Loan Agreement as thereafter amended are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally.

          (d) Except as set forth therein, all financial statements of Borrower heretofore delivered to Bank are complete and accurate, have been prepared in accordance with generally accepted accounting principles, consistently applied and fairly present the financial condition and results of Borrower's operations as of the dates and for the periods stated therein except in the case of interim financial statements for the lack of footnotes and subject to normal year-end adjustments.

          (e) No consent, permit, license, approval or authorization of, or notice to any person is necessary or required in connection with the execution, delivery or performance by Borrower of its obligations under this Tenth Amendment and/or any of the Tenth Amendment Loan Documents.

          (f) The chief executive office and principal place of business and the office where Borrower keeps all of its records concerning accounts receivable is at: 1353 N. Warson,

St. Louis, Missouri 63132, and each location at which Borrower maintains any inventory is completely and accurately set forth in Schedule 3(i) attached
                                                    -------------
hereto and incorporated herein by this reference.

          (g) The contribution by Borrower to the Partnership of the property more particularly set forth on Schedule 4 to this Tenth Amendment in exchange for Borrower's limited partnership interest therein and the other consideration more particularly described in the Joint Venture Agreement was negotiated at arm's length, and in Borrowers' judgment, constitutes equivalent consideration to Borrower.

      4.  Consent to Contribution.  Borrower has requested that Bank
          -----------------------
consent to the substitution for certain of Bank's collateral more particularly described on Schedule 4 hereto, of the property and rights more particularly described in the Assignment of Note, the Assignment of Partnership Interest and the Khuri Guaranty. Subject to the representations and warranties set forth above and subject to the provisions and conditions set forth herein, Bank hereby consents to the contribution and sale of its collateral more particularly described on Schedule 4 to this Tenth Amendment, to the Partnership, upon Bank's receipt of the substituted collateral evidenced by the Assignment of Note, the Assignment of Partnership Interest and the Khuri Guaranty. Upon Bank's receipt of documentation reasonably satisfactory to Bank confirming Bank's perfected lien in the assets described in the Assignment of Note and the Assignment of Partnership Interest, and further confirming Borrower's first priority perfected lien in the assets described on Schedule 4, Bank agrees to release its lien in the collateral described on Schedule 4. Bank is not releasing, and shall not be deemed to have released, any other property or rights which it may have against Borrower or any Guarantor of Borrower, and Bank is not waiving, and shall not be deemed to have waive, any Event of Default which may now or hereafter exist under the Loan Agreement.

      5.  No Further Commitment to Make Revolving Credit Loans.  Borrower
          -----------------------------------------------------
and Bank hereby acknowledge and agree that as of August 31, 1996, Bank's obligation to make revolving credit loans to Borrower has terminated, and all Obligations were due and payable as of August 31, 1996. From and after the date hereof, Bank shall have no commitment or obligation to make any revolving credit loans or other advances of any kind whatsoever to Borrower or any other person for any reason whatsoever, and Borrower hereby acknowledges and consents to same; provided, however, and notwithstanding
                                   --------  -------
the foregoing, Bank may make such advances to or for the benefit of Borrower which Bank, in its sole and absolute discretion, deems necessary or advisable to protect and/or preserve its collateral, and any such advance shall be considered a revolving credit loan made pursuant to the Loan Agreement. All obligations of Borrower, and all rights and remedies of Bank, under the Loan Agreement, as amended hereby, shall continue in full force and effect until the date on which Bank is indefeasibly paid in full.

      6.  Extension of Maturity Date. Bank hereby agrees to extend the
          --------------------------
maturity date of the Revolving Credit Note until February 1, 1997. The Revolving Credit Note is hereby amended to delete the words "the Termination Date" and substitute in lieu thereof the following: "February 1, 1997".

      7.  Collection of Accounts.  Borrower acknowledges and agrees that
          -----------------------
Borrower is in the process of winding up its "Megacards" business and no longer has any need for working capital in connection therewith. Borrower further acknowledges and agrees that collections of all Accounts shall continue to be deposited in the Special Deposit Account, and all such funds shall immediately become the property of the Bank and shall be applied by the Bank to reduce the Obligations, pursuant to Section 1.06 of the Loan Agreement. Borrower acknowledges, covenants and agrees that it has sufficient capital and/or resources to conduct its business in the manner which it contemplates, without regard to any funds now or hereafter collected by the Accounts.

      8.  Confirmation of Obligations, Liens and Security Interests.  The
          ----------------------------------------------------------
Borrower hereby ratifies and confirms that except as expressly set forth herein, or referred to herein, the Loan Agreement and all liens, security interests and other rights in favor of Bank as provided therein and all agreements delivered by or on behalf of Borrower to Bank in connection therewith remain in full force and effect and remain enforceable against Borrower in accordance with their respective terms.

      9.  Release. In consideration of the agreement of Bank to modify
          -------
the terms of the Loan Agreement as set forth in this Tenth Amendment, Borrower hereby releases, discharges and acquits forever the Bank and any of its officers, directors, servants, agents, employees and attorneys, past and present, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort accrued or to accrue, contingent or vested, known or unknown, arising out of or relating to the loans evidenced by the Loan Agreement, as hereby amended, or Bank's administration of same or any other actions taken pursuant to the Loan Agreement or under any other documents or instruments evidencing loans made by Bank to Borrowers or the administration of same through the date hereof. Borrower hereby further indemnifies and holds Bank, any officers, directors, servants, agents, employees and attorneys of Bank, past or present, harmless from any and all such claims, demands and causes of action by Borrower or anyone claiming by, through or under Borrower or any of them, said indemnity to cover all losses and expenses incurred by the Bank, its officers, directors, servants, agents, employees or attorneys, past or present, in connection with any such claims, demands, or cause of action, including all attorneys' fees and costs. The
Bank acknowledges, however, that
the foregoing release and indemnification shall not apply to any losses or expenses resulting from Bank's gross negligence or willful misconduct.

     10. Course of Dealing.  No course of dealing heretofore or hereafter
         ------------------
between Bank and Borrower and no failure or delay on the part of Bank in exercising any rights or remedies under the Loan Agreement or existing at law or in equity, including without limitation, any determination by Bank not to exercise rights or remedies arising from any Event of Default, shall operate as a waiver of any right or remedy of Bank with respect to the Borrower's obligations.

     11. Incorporation by Reference.  The Loan Agreement, (and all
         ---------------------------
agreements and documents delivered in connection with the Loan Agreement including the Tenth Amendment), and the exhibits attached hereto and thereto are incorporated by reference into this Tenth Amendment.

     12. Reaffirmation.  This Tenth Amendment is executed as a
         -------------
modification to the Loan Agreement and the Revolving Credit Note, and not as a novation. Except as expressly provided herein, all provisions of the Loan Agreement and the Revolving Credit Note are hereby reaffirmed in their entirety, and shall remain in full force and effect.

     13. Governing Law. This Tenth Amendment shall be governed by, and
         -------------
construed and enforced in accordance with, the internal laws of the State of Missouri without regard to conflict of law rules.

     14. No Oral Agreements. The following notice is given pursuant to
         ------------------
Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the provisions hereof or the Loan
Agreement:

      ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (BANK) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE
      REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

      IN WITNESS WHEREOF, the parties hereto, by and through their duly authorized representatives, have caused this Tenth Amendment to be executed the day and year first written above.

                              BENTLEY INTERNATIONAL, INC.


                              By:  /s/ Lloyd R. Abrams
                                  --------------------------------------------
                                    Name:  Lloyd R. Abrams
                                    Title: President and Chief
                                    Executive Officer
ATTEST:

By: /s/ Dale Issak
   ---------------------------------------------
    Dale Issak, Secretary

                              MARK TWAIN BANK

                              By: /s/ Dennis Hunter
                                  --------------------------------------------
                                   Dennis Hunter
                                   Vice President
                                   Commercial Finance Division

                              ACKNOWLEDGEMENTS
                              ----------------

STATE OF MISSOURI )
                  )  ss.
CITY OF ST. LOUIS )

      On this 13th day of September, 1996, before me appeared Lloyd R. Abrams and Dale Issak, to me personally known, who, being by me duly sworn, did say that they are the President and Chief Executive Officer and Secretary, respectively, of Megacards, Inc., a corporation organized under the laws of the State of Missouri, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors; and said Lloyd R. Abrams and Dale Issak acknowledged said instrument to be the free act and deed of said corporation.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.


                                    /s/ Sara Kotthoff
                                    ------------------------------------------
                                    Notary Public

My term expires:

STATE OF MISSOURI   )
                    )  ss
COUNTY OF ST. LOUIS )

      On this 13th day of September, 1996, before me appeared Dennis B. Hunter, to me personally known, who, being by me duly sworn, did say that he is the Assistant Vice President of Mark Twain Bank, Commercial Finance Division, a corporation of the State of Missouri, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors; and said Dennis B. Hunter acknowledged said instrument to be the free act and deed of said corporation.

      TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.


                              /s/ Regina A. Droska
                              ------------------------------------------------
                              Notary Public

My term expires: